UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2009

                                 BOOKS-A-MILLION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20664	63-0798460
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 Industrial Lane

Birmingham, Alabama                                                                                                                          35211

(Address of Principal Executive Offices, including Zip Code)

(205) 942-3737

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Rule 10b5-1 Trading Plan

On October 1, 2009, Books-A-Million, Inc. (the “Company”) issued a press release announcing that Anderson BAMM Holdings, LLC, a stockholder of the Company (“ABH”), has adopted a prearranged trading plan relating to future sales of a portion of the shares of the Company’s common stock held by ABH through its members.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
99.1	Press Release dated October 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKS-A-MILLION, INC.
By:	/s/ Brian W. White
Brian W. White Chief Financial Officer

Dated: October 1, 2009

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release dated October 1, 2009